SunAmerica Style Select Series, Inc.
Supplement to the Prospectus dated June 20, 2002


On August 28, 2002, the Board of Directors of SunAmerica
Style Select Series, Inc., approved certain changes to the Focused Large-Cap Growth Portfolio. Effective September 6,
2002, Jennison Associates LLC ("Jennison") will no longer serve as an adviser for a portion of the assets of the Focused Large-Cap Growth Portfolio. Salomon Brothers Asset
Management, Inc. ("Salomon Brothers"), pursuant to its
Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component. All references to Jennison with respect to the Focused Large-
Cap Growth Portfolio in both the Prospectus and Statement of Additional Information are no longer applicable.

Under the heading "DESCRIPTION OF THE ADVISERS" on page 35 of the Prospectus the fourth paragraph from the bottom is replaced with the following:

	SALOMON BROTHERS ASSET MANAGEMENT, INC. Salomon Brothers Asset Management is located at 100 First Stamford Place, Stamford, Connecticut, and is a wholly owned subsidiary of Citigroup Inc. Salomon Brothers together with its affiliates in London, Frankfurt, Tokyo and Hong Kong provide a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. As of August 30, 2002, Salomon Brothers had approximately 7.5 billion in assets under management.

	References to Jennison under the heading "STYLE-BASED
PORTFOLIOS" on page 37 of the Prospectus are replaced with the following:


Portfolio

Name, Title and
Affiliation of
Portfolio Manager


Experience

Focused Large-Cap
Growth Portfolio

Alan Blake
Managing Director
(Salomon Brothers)






Mr. Blake is a
Managing Director,
Portfolio Manager
and member of
Salomon Brothers
Investment Strategy
Committee.  He has
been with Salomon
Brothers since
1991, and
previously had been
a Portfolio Manager
with Brown Brothers
Harriman and held
positions with
Prudential Bache
and Merrill Lynch.


Dated:  September 6, 2002
2